Securities, 424I - Securities, 424I: 1	Mar. 31, 2026 USD ($)
Securities, 424I Table
Security Class Title	Shares
Aggregate Sales Price	$ 922,113,513.00
Aggregate Redeemed or Repurchased, FY	52,634,108.00
Aggregate Redeemed or Repurchased, Prior FY	12,354,240.00
Redemption Credits	0.00
Net Sales	$ 857,125,165.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 118,368.99